SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) September 3, 1997
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                   American Skandia Life Assurance Corporation
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             (Exact Name of Registrant as Specified in Its Charter)
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                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

             33-44202                                  06-1241288
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     (Commission File Numbers)           (IRS Employer Identification No.)


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                 One Corporate Drive, Shelton, Connecticut 06484
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                (Address of Principal Executive Offices) Zip Code


                                 (203) 926-1888
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.
          Not Applicable

Item 2.  Acquisition or Disposition of Assets.
          Not Applicable

Item 3.  Bankruptcy or Receivership.
          Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

American Skandia Life Assurance Corporation ("ASLAC") is the indirect wholly owned subsidiary of Skandia Insurance Company Ltd. ("SICL") (ASLAC having issued no publicly held securities). SICL is organized under the laws of and domiciled in Sweden. SICL, by vote of its shareholders on May 6, 1997, changed auditors, effective May 6, from Deloitte & Touche LLPC ("Deloitte & Touche") to Ernst &
Young LLP ("Ernst & Young"). SICL requested management of ASLAC to likewise appoint Ernst & Young to conduct the audit of ASLAC's financial statements for 1997. After review, the Audit Committee of the Board of Directors of ASLAC recommended the proposed change of accountants be effected. As of September 3, 1997, (a) Ernst & Young will commence its engagement as principal accountant to audit ASLAC's financial statements, (b) Deloitte & Touche LLP ("Deloitte & Touche") will cease to serve as ASLAC's independent accountants.

Deloitte & Touche's report on ASLAC's financial statements for each of the years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were its opinions qualified or modified as to uncertainty, audit scope, or accounting principles.

During ASLAC's two most recent fiscal years, and the subsequent interim periods preceding the discontinuance of their services, there were no disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report(s).

During ASLAC's two most recent fiscal years, and all subsequent interim periods preceding the discontinuance of the services of Deloitte & Touche, no event occurred of the nature described in Item 304(a) (1) (v) (A) through (D) of Regulation S-K.

ASLAC provided Deloitte & Touche with a copy of this report on Form 8-K as required by Item 304(a)(3) of Regulation S-K.

Item 5.  Other Events.
          Not Applicable

Item 6.  Resignations of Registrant's Directors.
          Not Applicable

Item 7.  Financial Statements and Exhibits.
          Not Applicable

Item 8.  Change in Fiscal Year.
          Not Applicable

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
          Not Applicable

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                   American Skandia Life Assurance Corporation
                                  (Registrant)



                           By: /s/Thomas M. Mazzaferro
                           ---------------------------
                                Thomas Mazzaferro
                            Executive Vice President
                           and Chief Financial Officer

Date:  September 9, 1997